UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): October 22, 2002

NEUBERGER BERMAN INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER     001-15361

DELAWARE	06-1523639
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

605 Third Avenue
New York, NY 10158
(Address of principal executive offices)

(212) 476-9000
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

On October 22, 2002, Neuberger Berman Inc. (the “Corporation”), issued a press release with respect to its results of operations for the quarter, ended September 30, 2002. A copy of the press release issued by the Corporation is attached as Exhibit 99.1 and incorporated herein by reference.

On October 22, 2002, the Corporation announced that its Board of Directors declared the Corporation’s cash dividend for the third quarter of 2002, in the amount of $0.075 per share.The dividend will be payable on November 13, 2002, to stockholders of record at the close of business on November 1, 2002. A copy of the press release issued by the Corporation is attached as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Document

(99)	Additional Exhibits

99.1	Press release issued by the Corporation on October 22, 2002, with respect to results of operations for the quarter ended September 30, 2002.

99.2	Press release issued by the Corporation on October 22, 2002, with respect to the declaration of its third quarter cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neuberger Berman Inc.
(Registrant)

Date: October 22, 2002	By: /s/ MATTHEW S. STADLER

Matthew S. Stadler Chief Financial Officer

EXHIBIT INDEX

99.1	Press release issued by Neuberger Berman Inc. on October 22, 2002, with respect to the results of operations for the quarter ended September 30, 2002.

99.2	Press release issued by Neuberger Berman Inc. on October 22, 2002, with respect to the declaration of its second quarter dividend.